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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 2-83692, No. 33-16680, No. 33-51892, No. 33-51894,
No. 33-63832, No. 33-55341, No. 33-60499, No. 333-12531, No. 333-39087, and No.
333-39089) and S-3 (No. 333-69474) of McDermott International, Inc. of our report dated March 15, 2004 relating to the financial statement schedule of McDermott International, Inc., which appears in this Form 10-K/A-2.




PricewaterhouseCoopers LLP
New Orleans, Louisiana
April 14, 2004


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